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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT - MAY 31, 2002
                        (Date of Earliest Event Reported)



                               Ocean Energy, Inc.
             (Exact name of registrant as specified in its charter)


                          Commission File No. 005-46872

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
Delaware                                              74-1764876
(State of Incorporation)                              (I.R.S. Employer Identification No.)


1001 Fannin, Suite 1600, Houston, Texas               77002-6714
(Address of principal executive offices)              (Zip Code)
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Registrant's telephone number, including area code: (713) 265-6000


                               Page 1 of 4 pages.
                         Exhibit index appears on page 4


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Item 5. Other Events

      On May 31, 2002, Ocean Energy, Inc., a Delaware corporation ("OEI"), terminated its existing credit facility and replaced it with a Revolving Credit Agreement (the "Revolving Credit Agreement") by and among OEI, as borrower, JPMorgan Chase Bank, as a lender, administrative agent, and auction administrative agent, Bank One, NA and Fleet National Bank, as lenders and syndication agents, BNP Paribas and Wells Fargo Bank Texas, N.A., as lenders and documentation agents, Bank of America, N.A., Bank of Montreal, The Bank of Nova Scotia, and Deutsche Bank AG New York Branch, as lenders and managing agents, and the following other lenders:

The Bank of New York                      Citibank, N.A.
Credit Lyonnais New York Branch           Credit Suisse First Boston
Goldman Sachs Credit Partners L.P.        Merrill Lynch Bank USA
Societe Generale                          Toronto Dominion (New York), Inc.
The Bank of Tokyo-Mitsubishi, Ltd.        The Royal Bank of Scotland PLC
U.S. Bank National Association            Southwest Bank of Texas, N.A.

      The Revolving Credit Agreement provides for up to $1 billion in revolving loans, including up to $150 million in letters of credit issued for the account of and on behalf of OEI. OEI's obligations under the Revolving Credit Agreement are unsecured. Ocean Energy, Inc., a Louisiana corporation ("OEI-Louisiana"), is the guarantor of OEI's obligations under the Revolving Credit Agreement. A portion of the proceeds of the credit facility were used to repay OEI's existing indebtedness under its terminated credit facility. The additional proceeds of the credit facility will be used for working capital and general corporate purposes. All loans made pursuant to the Revolving Credit Agreement, other than letters of credit, mature no later than May 31, 2006.

      Copies of the Revolving Credit Agreement and the guarantee of OEI-Louisiana are filed herewith as exhibits and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      The following exhibits are filed with this Current Report:

      Exhibit No.       Description
      -----------       -----------

      99.1 Revolving Credit Agreement dated as of May 31, 2002, by and among Ocean Energy, Inc., a Delaware corporation, as borrower, JPMorgan Chase Bank, as a lender, administrative agent, and auction administrative agent, Bank One, NA and Fleet National Bank, as lenders and syndication agents, BNP Paribas and Wells Fargo Bank Texas, N.A., as lenders and documentation agents, Bank of America, N.A., Bank of Montreal, The Bank of Nova Scotia, and Deutsche Bank AG New York Branch, as lenders and managing agents, and the other lenders signatory thereto.




                                       2
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      99.2              Guaranty Agreement dated as of May 31, 2002 by and among
                        Ocean Energy, Inc., a Louisiana corporation, as guarantor, JPMorgan Chase Bank, as administrative agent and auction administrative agent, Bank One, N.A. and Fleet National Bank, as syndication agents, BNP Paribas and Wells Fargo Bank Texas, N.A., as documentation agents, and Bank of America, N.A., Bank of Montreal, The Bank of Nova Scotia and Deutsche Bank AG New York
                        Branch, as managing agents.




                                       3
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Ocean Energy, Inc.
                                          (Registrant)

Date: June 3, 2002                        By: /s/ ROBERT K. REEVES
                                             -----------------------------------
                                          Name:   Robert K. Reeves
                                          Title:  Executive Vice President and
                                                  General Counsel




                                       4
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                                      EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

      99.1 Revolving Credit Agreement dated as of May 31, 2002, by and among Ocean Energy, Inc., a Delaware corporation, as borrower, JPMorgan Chase Bank, as a lender, administrative agent, and auction administrative agent, Bank One, NA and Fleet National Bank, as lenders and syndication agents, BNP Paribas and Wells Fargo Bank Texas, N.A., as lenders and documentation agents, Bank of America, N.A., Bank of Montreal, The Bank of Nova Scotia, and Deutsche Bank AG New York Branch, as lenders and managing agents, and the other lenders signatory thereto.

      99.2 Guaranty Agreement dated as of May 31, 2002 by and among Ocean Energy, Inc., a Louisiana corporation, as guarantor, JPMorgan Chase Bank, as administrative agent and auction administrative agent, Bank One, N.A. and Fleet National Bank, as syndication agents, BNP Paribas and Wells Fargo Bank Texas, N.A., as documentation agents, and Bank of America, N.A., Bank of Montreal, The Bank of Nova Scotia and Deutsche Bank AG New York Branch, as managing agents.





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